Exhibit 10.39

Execution Version

AMENDMENT NO. 2 TO MASTER REPURCHASE AGREEMENT

AMENDMENT NO. 2 TO MASTER REPURCHASE AGREEMENT, dated as of February 15, 2019 (this “Amendment”), by and between CMTG JP FINANCE LLC (“Seller”) and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Seller and Buyer are parties to that certain Uncommitted Master Repurchase Agreement, dated as of June 29, 2018 (as amended by that certain Amendment No. 1 to Master Repurchase Agreement, dated as of August 7, 2018, as further amended hereby, and as may be further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”); and

WHEREAS, Seller and Buyer have agreed, subject to the terms and conditions hereof, that the Repurchase Agreement shall be amended as set forth in this Amendment; and Claros Mortgage Trust, Inc. (“Guarantor”) has agreed to make the acknowledgements set forth herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of Seller and Buyer agrees as follows:

SECTION 1. Amendments to Repurchase Agreement.

(a) Article 2 of the Repurchase Agreement is hereby amended by inserting the following new definitions in correct alphabetical order:

“Second Amendment Effective Date” shall mean February 15, 2019.

“Second Amendment Upsize Fee” shall have the meaning specified in the Fee Letter.

(b) The definition of “Maximum Facility Amount”, as set forth in Article 2 of the Repurchase Agreement, is hereby amended by deleting the number “$750,000,000” and inserting in lieu thereof the number “$1,000,000,000”.

(c) The first sentence of Article 11(l) of the repurchase Agreement is hereby amended and restated in its entirety to read as follows:

“Seller shall observe, perform and satisfy all the terms, provisions, covenants and conditions required to be observed, performed or satisfied by it, and shall pay when due all costs, fees and expenses required to be paid by it, under the Transaction Documents, including but not limited to the Structuring Fee, the Extension Fees, the First Amendment Upsize Fee, the Second Amendment Upsize Fee and Exit Fees.”

(d) The Repurchase Agreement is hereby amended by adding a new Article 29 of the Repurchase Agreement in sequential order, to read in its entirety as follows:

Article 29. Recognition of the U.S. Special Resolution Regimes

(a) In the event that Buyer becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from Buyer of this Agreement and/or the other Transaction Documents, and any interest and obligation in or under this Agreement and/or the other Transaction Documents, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement and/or the other Transaction Documents, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that Buyer or a BHC Act Affiliate of Buyer becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement and/or the other Transaction Documents that may be exercised against Buyer are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement and/or the other Transaction Documents were governed by the laws of the United States or a state of the United States.

For purposes of this Article 29, capitalized terms used and not otherwise defined shall have the following meanings:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.”

SECTION 2. Conditions Precedent. This Amendment shall become effective on the first date on which (a) this Amendment is executed and delivered by a duly authorized officer of each of Seller, Buyer and Guarantor, (b) that certain Amendment No. 2 to Fee and Pricing Letter, dated as of the date hereof (the “Fee Letter Amendment”), between Buyer and Seller, is executed and delivered by a duly authorized officer of each of Seller and Buyer and (c) Buyer receives payment of the Second Amendment Upsize Fee, along with updated legal opinions and/or bring-down letters affirming the legal opinions delivered to Buyer on the Closing Date.

SECTION 3. Representations and Warranties. On and as of the date first above written, Seller hereby represents and warrants to Buyer that (a) it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, (b) after giving effect to this Amendment, no Default or Event of Default under the Repurchase Agreement has occurred and is continuing, and (c) after giving effect to this Amendment, the representations and warranties contained in Article 9 of the Repurchase Agreement are true and correct in all respects as though made on such date (except for any such representation or warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all respects as of such other date).

SECTION 4. Acknowledgments of Guarantors. Guarantor hereby acknowledges (a) the execution and delivery of this Amendment and the Fee Letter Amendment and agrees that it continues to be bound by the Guarantee Agreement made by Guarantor in favor of Buyer, dated as of June 29, 2018 (the “Guarantee Agreement”), notwithstanding the execution and delivery of this Amendment and the Fee Letter Amendment and the impact of the changes set forth herein and therein, and (b) that, as of the date hereof, Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement, the Guarantee Agreement and each of the other Transaction Documents.

SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement and each of the other Transaction Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the Second Amendment Effective Date, (a) all references in the Repurchase Agreement to the “Transaction Documents” shall be deemed to include, in any event, this Amendment, and (b) each reference to the “Repurchase Agreement” or the “Master Repurchase Agreement” in any of the Transaction Documents shall be deemed to be a reference to the Repurchase Agreement as amended hereby.

SECTION 6. No Novation, Effect of Agreement. Seller, Guarantor and Buyer have entered into this Amendment solely to amend the terms of the Repurchase Agreement to the extent specified in this Amendment and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller or Guarantor (the “Repurchase Parties”) under or in connection with the Repurchase Agreement, the Guarantee Agreement or any of the other documents executed in connection therewith to which any Repurchase Party is a party (the “Repurchase Documents”). It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the obligations of the Repurchase Parties under the Repurchase Agreement and the other Transaction Documents are preserved, (ii) the liens and security interests granted under the Repurchase Agreement continue in full force and effect, and (iii) any reference to the Repurchase Agreement in any such Transaction Document shall be deemed to also reference this Amendment.

SECTION 7. Counterparts. This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (.PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 8. Costs and Expenses. Seller shall pay Buyer’s reasonable actual out of pocket costs and expenses, including reasonable fees and expenses of accountants, attorneys and advisors, incurred in connection with the preparation, negotiation, execution and consummation of this Amendment.

SECTION 9. Submission to Jurisdiction. Each party irrevocably and unconditionally (i) submits to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under this Amendment or relating in any way to this Amendment and (ii) waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and any right of jurisdiction on account of its place of residence or domicile.

To the extent that either party has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such party hereby irrevocably waives and agrees not to plead or claim such immunity in respect of any action brought to enforce its obligations under this Amendment or relating in any way to this Amendment.

The parties hereby irrevocably waive, to the fullest extent each may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consent to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified in the Repurchase Agreement. The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 9 shall affect the right of Buyer to serve legal process in any other manner permitted by law or affect the right of Buyer to bring any action or proceeding against Seller or its property in the courts of other jurisdictions.

SECTION 10. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT.

SECTION 11. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES

THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BUYER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States

By:	/s/ Anthony Shaskus
	Name:	Anthony Shaskus
	Title:	Vice President

SELLER:

CMTG JP FINANCE LLC, a Delaware limited liability company

By:
Name:
Title:

Signature Page to Amendment No. 2 to Master Repurchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BUYER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States

By:
Name:
Title:

SELLER:

CMTG JP FINANCE LLC, a Delaware limited liability company

By:	/s/ J. Michael McGillis
	Name:	J. Michael McGillis
	Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Master Repurchase Agreement

Acknowledged and Agreed:

CLAROS MORTGAGE TRUST, INC., a Maryland corporation, in its capacity as Guarantor, and solely for purposes of acknowledging and agreeing to the terms of this Amendment:

By:	/s/ J. Michael McGillis
	Name:	J. Michael McGillis
	Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Master Repurchase Agreement